U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report (Date of earliest event reported): May 13, 2002

AVANI INTERNATIONAL GROUP INC.

 (Name of Small Business Issuer in its charter)

 Nevada                 000-23319                      88-0367866

(State of           Commission File No.        (I.R.S. Employer

Incorporation)                                 I.D. Number)

#328-17 Fawcett Road, Coquitlam, B.C. (Canada)    V3K 6V2

 (Address of principal executive offices)                  (Zip Code)

Registrant's telephone number 604-525-2386.

Item 1. Change of Control.

On May 13, 2000, the Company entered into Share Subscription Agreements with Hsiao, Mao-Lin and Lee, Hsien-Ho pursuant to which such parties purchased 1,575,017 and 950,000 shares of common stock of the Company, respectively, at a price per share equal to $0.03. The total consideration received by the Company was $75,750.51. In addition each investor received stock purchase warrants to acquire three shares of common stock of the Company for each share of common stock purchased under the Share Subscription Agreements as stated above. Accordingly, Hsiao, Mao-Lin and Lee, Hsien-Ho received stock purchase warrants to acquire 4,725,051 and 2,850,000 shares of common stock of the Company, respectively. The stock purchase warrants are exercisable at $0.03 per share on or before May 13, 2004, $0.05 per share on or before May 13, 2006, and $0.07 per share on or before May 13, 2007.

In connection with the transactions, the Company paid Chin Yen Ong a finder’s fee equal to 10% of the stock and stock purchase warrants received by the investors as described above. Mr. Ong received 252,502 shares of common stock and stock purchase warrants to acquire 757,506 shares of common stock of the Company. The stock purchase warrants are exercisable at $0.03 per share on or before May 13, 2004, $0.05 per share on or before May 13, 2006, and $0.07 per share on or before May 13, 2007.

The following table reflects the beneficial ownership of common stock of the Company held each party after giving effect to the transactions including the stock purchase warrants issued to each such party:

Name and Address                        Amount and nature                                          Percent

of Beneficial Owner                     Beneficial Ownership(1)                                   of Class

-------               ---------------                -------

Hsaio, Mao-Lin                           6,300,068(2)                                              86.2%

6F, 7, Lane 96,

Chung Shan N. Road,

Sec.2 Taipei

Taiwan, R.O.C.

Lee, Hsien-Ho                             3,800,000(3)                                              59.5%

3 Alley 16

Lane 107, Ho-Ping E Rd.

Sec 2, Taipei

Taiwan, R.O.C.

Chin Yen Ong                             1,030,409(4)                                            30.8%

No.106, Jalan 1

Taman Sri Selayang

68100 Batu Caves

Selangor Darul Ehsan

Malaysia

-----------------------------------------------------------------------------------------------------------------

(1). “Beneficial ownership" means having or sharing, directly or indirectly (i) voting power, which includes the power to vote or to direct the voting, or (ii) investment power, which includes the power to dispose or to direct the disposition, of shares of the common stock of an issuer. The definition of beneficial ownership includes shares underlying options or warrants to purchase common stock, or other securities convertible into common stock, that currently are exercisable or convertible or that will become exercisable or convertible within 60 days. Unless otherwise indicated, the beneficial owner has sole voting and investment power.

(2). The amount includes common stock purchase warrants held by such party to acquire 4,725,051 shares of common stock of the Company.

(3). The amount includes common stock purchase warrants held by such party to acquire 2,850,000 shares of common stock of the Company.

(4). The amount includes common stock purchase warrants held by such party to acquire 757,506 shares of common stock of the Company.

Item 7. Financial Statements and Exhibits.

(c). Exhibits

10(xxxiii) Share Subscription Agreement and Warrant Agreement both dated May 13, 2002 by and between Hsaio, Mao-Lin and Avani International Group, Inc.

10(xxxiv) Share Subscription Agreement and Warrant Agreement both dated May 13, 2002 by and between Lee, Hsien-Ho and Avani International Group, Inc.

10(xxxv) Finder’s Fee Agreement and Warrant Agreement both dated May 13, 2002 by and between Chin Yen Ong and Avani International Group, Inc.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Avani International Group, Inc.

May 31, 2002

/s/ Dennis Robinson

Dennis Robinson

Treasurer and

Chief Accounting Officer

EXHIBIT INDEX

10(xxxiii) Share Subscription Agreement and Warrant Agreement both dated May 13, 2002 by and between Hsaio, Mao-Lin and Avani International Group, Inc.

10(xxxiv) Share Subscription Agreement and Warrant Agreement both dated May 13, 2002 by and between Lee, Hsien-Ho and Avani International Group, Inc.

10(xxxv) Finder’s Fee Agreement and Warrant Agreement both dated May 13, 2002 by and between Chin Yen Ong and Avani International Group, Inc.

EXHIBIT 10(xxxiii)

SHARE SUBSCRIPTION AGREEMENT

THIS SHARE PURCHASE AGREEMENT is dated and is effective the 13th  day of  May, 2002.

BETWEEN :

AVANI INTERNATIONAL GROUP INC., a Neveda corporation with its business address at Suite 328 – 17 Fawcett Road, Coquitlam, British Columbia, Canada V3K 6V2

(hereinafter called the “Company”)

AND :

HSIAO, MAO-LIN is located at 6F, 7, Lane 96, Chung Shan N. Road, Sec.2 Taipei, Taiwan, R.O.C.

(hereinafter called “PURCHASER”)

WHEREAS the Company is desirous of issuing 1,575,017 Common Shares from the capital stock of the Company, with the attachment of  three Warrants for each Share.

AND WHEREAS PURCHASER has agreed to purchase and the Company has agreed to sell the Company’s shares (the Shares) on the terms and conditions herein set forth:

NOW THEREFORE IT IS AGREED:

1.

The Company hereby sells and PURCHASER on behalf of his nominees, hereby buys 1,575,017 of the Shares at a price of US$0.03 per share, for a total sum of US$47,250.51.

2.

-

Upon receipt of the total purchase price, the Company will obtain the necessary approval and advise its Transfer Agent to issue the said Shares to PURCHASER and/or his nominees.  Total proceeds will be refunded if the approvals are not forthcoming within two weeks of receipt of funds.

-

PURCHASER will remit and deposit the US$47,250.51 into the designated bank account of the Company, on or before May 15, 2002.

3.

The parties hereto agree that any and all taxes which may hereafter be payable on money realized by PURCHASER and/or his nominees, on the sale of any of the Shares, which is in excess of the amount paid by PURCHASER to the Company pursuant to this Agreement, will be the sole responsibility of PURCHASER and/or his nominees, and the Company or its representatives will not be liable for any such taxes.

4.

All payments by PURCHASER are irrevocable and are not subject to termination by PURCHASER and/or his nominees.

5.

PURCHASER and/or his nominees understand that he/they is/are purchasing the Shares without being furnished any offering literature or prospectus.

6.

PURCHASER and/or his nominees agree to indemnify and hold harmless the Company and its directors and officers from any and against any and all loss, damage or liability due to or arising out of any breach of any representation or warranty of the undersigned contained in this Share Subscription Agreement.

7.

PURCHASER and/or his nominees agree that he/they will not cancel, terminate, or  revoke this Share Subscription Agreement, and that this Share Subscription Agreement shall survive the death or disability of the undersigned.

8.

Three Warrants will be attached to each Share purchased; details and conditions of the issuance of such Warrants are contained in the Warrant Agreement dated May 13, 2002.

9.

As a condition of the purchase of such Shares from the Company, PURCHASER, has the right to appoint a representative to the board of directors of the Company.

10.

This Agreement constitutes the entire agreement between the parties hereto relating to the subject matter hereof and supersedes all prior and contemporaneous agreements, understanding, negotiations and discussions, whether oral or written, of the parties and their representatives, and there are no general or specific warranties, representations, or other agreements by or among the parties in connection with the entering into of this Agreement or the subject matter hereof except as specifically set forth herein.

11.

This Agreement has been translated in its entirely to PURCHASER, and PURCHASER by signing this Agreement, acknowledges that this to be so.

IN WITNESS WHEREOF this Agreement has been executed as of the day, month and year first above written.

Signed, Sealed and Delivered

By PURCHASER in the presence of:

HSIAO, MAO-LIN

Lee Hsiu E

/s/ Hsiao, Mao-Lin

Witness

No 7 6F Lane 96 SEC 2 Chug San

N. Rd. Taipei, Taiwan

Address

Signed, Sealed and Delivered

By AVANI INTERNATIONAL GROUP INC.

AVANI INTERNATIONAL GROUP INC.

 in the presence of:

Windy Lam

/s/Dennis Robinson

Witness

Authorized Signatory

#328-17 Fawcett Rd.

Coquitlam, BV V5K 6V2

Canada

Address

WARRANT AGREEMENT

THIS WARRANT AGREEMENT is dated and is effective the 13th  day of  May, 2002.

BETWEEN :

AVANI INTERNATIONAL GROUP INC., a Neveda corporation with its business address at Suite 328 – 17 Fawcett Road, Coquitlam, British Columbia, Canada V3K 6V2

(hereinafter called the “Company”)

AND :

HSIAO, MAO-LIN, whose address at 6F, 7, Lane 96, Chung Shan N. Road, Sec.2 Taipei, Taiwan, R.O.C.

(hereinafter called “Investor”)

WHEREAS INVESTOR and/or his nominees, will purchase 4,725,051 common shares of the Company.

AND WHEREAS the Company is desirous of issuing 4,725,051 Warrants to INVESTOR and/or his nominees, to be attached to such common shares, on the terms and conditions herein set forth:

NOW THEREFORE IT IS AGREED:

1.

The Company grants to INVESTOR and/or his nominees, the irrevocable right to purchase from time to time up a total of 4,725,051 Warrants; such Warrants to be converted to 4,725,051 fully paid and non assessable common shares of the Company.

2.

The warrants shall be exercisable by INVESTOR in whole or in part at any time on or before five years from the date hereof at an exercise price of $0.03 on or before May 13, 2004, $0.05 on or before May 13, 2006, and $0.07 on or before May 13, 2007.

3.

INVESTOR shall, no later than the close of business on the third business day before the expiry date of May 13, 2007, give written notice to the Company of his intention to exercise the Warrants in whole or in part, such notice to be accompanied by payment.  When such payment is received, the Company covenants and agrees to issue and deliver to INVESTOR and/or his nominees, share certificates registered in the name of INVESTOR and/or his nominees.  This Warrant Agreement is assignable in part or in whole.

4.

This Agreement shall enure to the benefit of and be binding upon the parties hereto and upon the successors or assigns of the Company and the executors, administrators, and legal representatives of INVESTOR.

5.

This Agreement shall be governed, construed and enforced according to the laws of the State of Nevada.

IN WITNESS WHEREOF this Agreement has been executed as of the day, month and year first above written.

Signed, Sealed and Delivered

By INVESTOR in the presence of:

HSIAO, MAO-LIN

Lee Hsiu E

/s/ Hsiao, Mao-Lin

Witness

No 7 6F Lane 96 SEC 2 Chug San

N. Rd. Taipei, Taiwan

Address

Signed, Sealed and Delivered

By AVANI INTERNATIONAL GROUP INC.

AVANI INTERNATIONAL GROUP INC.

 in the presence of:

Windy Lam

/s/Dennis Robinson

Witness

Authorized Signatory

#328-17 Fawcett Rd.

Coquitlam, BV V5K 6V2

Canada

Address

EXHIBIT (xxxiv)

SHARE SUBSCRIPTION AGREEMENT

THIS SHARE PURCHASE AGREEMENT is dated and is effective the 13th  day of  May, 2002.

BETWEEN :

AVANI INTERNATIONAL GROUP INC., a Neveda corporation with its business address at Suite 328 – 17 Fawcett Road, Coquitlam, British Columbia, Canada V3K 6V2

(hereinafter called the “Company”)

AND :

LEE, HSIEN-HO, whose address at 3 Alley 16, Lane 107,Ho-Ping E Rd., Sec 2, Taipei, Taiwan, R.O.C.

(hereinafter called “PURCHASER”)

WHEREAS the Company is desirous of issuing 950,000 Common Shares from the capital stock of the Company, with the attachment of three Warrants for each Share.

AND WHEREAS PURCHASER has agreed to purchase and the Company has agreed to sell the Company’s shares (the Shares) on the terms and conditions herein set forth:

NOW THEREFORE IT IS AGREED:

1.

The Company hereby sells and PURCHASER on behalf of his nominees, hereby buys 950,000 of the Shares at a price of US$0.03 per share, for a total sum of US$28,500.

2.

-

Upon receipt of the total purchase price, the Company will obtain the necessary approval and advise its Transfer Agent to issue the said Shares to PURCHASER and/or his nominees.  Total proceeds will be refunded if the approvals are not forthcoming within two weeks of receipt of funds.

-

PURCHASER will remit and deposit the US$28,500 into the designated bank account of the Company, on or before May 15, 2002.

3.

The parties hereto agree that any and all taxes which may hereafter be payable on money realized by PURCHASER and/or his nominees, on the sale of any of the Shares, which is in excess of the amount paid by PURCHASER to the Company pursuant to this Agreement, will be the sole responsibility of PURCHASER and/or his nominees, and the Company or its representatives will not be liable for any such taxes.

4.

All payments by PURCHASER are irrevocable and are not subject to termination by PURCHASER and/or his nominees.

5.

PURCHASER and/or his nominees understand that he/they is/are purchasing the Shares without being furnished any offering literature or prospectus.

6.

PURCHASER and/or his nominees agree to indemnify and hold harmless the Company and its directors and officers from any and against any and all loss, damage or liability due to or arising out of any breach of any representation or warranty of the undersigned contained in this Share Subscription Agreement.

7.

PURCHASER and/or his nominees agree that he/they will not cancel, terminate, or  revoke this Share Subscription Agreement, and that this Share Subscription Agreement shall survive the death or disability of the undersigned.

8.

Three Warrants will be attached to each Share purchased; details and conditions of the issuance of such Warrants are contained in the Warrant Agreement dated May 13, 2002.

9.

As a condition of the purchase of such Shares from the Company, PURCHASER, has the right to appoint a representative to the board of directors of the Company.

10.

This Agreement constitutes the entire agreement between the parties hereto relating to the subject matter hereof and supersedes all prior and contemporaneous agreements, understanding, negotiations and discussions, whether oral or written, of the parties and their representatives, and there are no general or specific warranties, representations, or other agreements by or among the parties in connection with the entering into of this Agreement or the subject matter hereof except as specifically set forth herein.

11.

This Agreement has been translated in its entirely to PURCHASER, and PURCHASER by signing this Agreement, acknowledges that this to be so.

IN WITNESS WHEREOF this Agreement has been executed as of the day, month and year first above written.

Signed, Sealed and Delivered

By PURCHASER in the presence of:

LEE, HSIEN HO

Lee Hsiu E

/s/Lee, Hsien Ho

Witness

No 7 6F Lane 96 SEC 2 Chug San

N. Rd. Taipei, Taiwan

Address

Signed, Sealed and Delivered

By AVANI INTERNATIONAL GROUP INC.

AVANI INTERNATIONAL GROUP INC.

 in the presence of:

Windy Lam

/s/Dennis Robinson

Witness

Authorized Signatory

#328-17 Fawcett Rd.

Coquitlam, BV V5K 6V2

Canada

Address

WARRANT AGREEMENT

THIS WARRANT AGREEMENT is dated and is effective the 13th  day of  May, 2002.

BETWEEN :

AVANI INTERNATIONAL GROUP INC., a Neveda corporation with its business address at Suite 328 – 17 Fawcett Road, Coquitlam, British Columbia, Canada V3K 6V2

(hereinafter called the “Company”)

AND :

LEE, HSIEN-HO, whose address at 3 Alley 16, Lane 107,Ho-Ping E Rd., Sec 2, Taipei, Taiwan, R.O.C.

(hereinafter called “Investor”)

WHEREAS INVESTOR and/or his nominees, will purchase 2,850,000 common shares of the Company.

AND WHEREAS the Company is desirous of issuing 2,850,000 Warrants to INVESTOR and/or his nominees, to be attached to such common shares, on the terms and conditions herein set forth:

NOW THEREFORE IT IS AGREED:

1.

The Company grants to INVESTOR and/or his nominees, the irrevocable right to purchase from time to time up a total of 2,850,000 Warrants; such Warrants to be converted to 2,850,000 fully paid and non assessable common shares of the Company.

2.

The warrants shall be exercisable by INVESTOR in whole or in part at any time on or before five years from the date hereof at an exercise price of $0.03 on or before May 13, 2004, $0.05 on or before May 13, 2006, and $0.07 on or before May 13, 2007.

3.

INVESTOR shall, no later than the close of business on the third business day before the expiry date of May 13, 2007, give written notice to the Company of his intention to exercise the Warrants in whole or in part, such notice to be accompanied by payment.  When such payment is received, the Company covenants and agrees to issue and deliver to INVESTOR and/or his nominees, share certificates registered in the name of INVESTOR and/or his nominees.  This Warrant Agreement is assignable in part or in whole.

4.

This Agreement shall enure to the benefit of and be binding upon the parties hereto and upon the successors or assigns of the Company and the executors, administrators, and legal representatives of INVESTOR.

5.

This Agreement shall be governed, construed and enforced according to the laws of the State of Nevada.

IN WITNESS WHEREOF this Agreement has been executed as of the day, month and year first above written.

Signed, Sealed and Delivered

By INVESTOR in the presence of:

LEE, HSIEN HO

Lee Hsiu E

/s/Lee, Hsien Ho

Witness

No 7 6F Lane 96 SEC 2 Chug San

N. Rd. Taipei, Taiwan

Address

Signed, Sealed and Delivered

By AVANI INTERNATIONAL GROUP INC.

AVANI INTERNATIONAL GROUP INC.

 in the presence of:

Windy Lam

/s/Dennis Robinson

Witness

Authorized Signatory

#328-17 Fawcett Rd.

Coquitlam, BV V5K 6V2

Canada

Address

EXHIBIT (xxxv)

FINDER’S FEE AGREEMENT

This Finder’s Fee Agreement is entered into this 13th day of  May , 2002.

BETWEEN:

AVANI INTERNATIONAL GROUP, INC. with its business address at

Suite 328 – 17 Fawcett Road, Coquitlam, B.C. Canada V3K 6V2

(the “Company”)

OF THE FIRST PART

AND:

Chin Yen Ong, with his address at  No.106, Jalan 1, Taman Sri Selayang, 68100 Batu Caves, Selangor Darul Ehsan, Malaysia.

(the “Finder”)

OF THE SECOND PART

WHEREAS:

A.

Company has entered into an Investment  Agreement dated May 13, 2002, with Hsiao, Mao-Lin and Lee, Hsien-Ho of Taiwan for the purchase of 2,525,017 private placement shares of bearing restrictive legend of Company, with par value of US$0.001 per share.

B.

Finder was instrumental in arranging the private placement and as consideration therefore, Company desires to pay Finder a finder’s fee as hereinafter set forth;

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the premises and mutual covenants and agreements herein contained the parties hereto agree as follows:

1.

Finder shall be paid a finder’s fee equal to 10% of the capital received by Company, payable in common shares of Company with restrictive legend, par value at US$0.001per share.

For purposes of this agreement, 252,502 common shares will be issued to Finder.  In addition, for each common share received by Finder as a finder’s fee, Finder will be entitled to receive three share purchase warrants for a like amount of shares (i.e., 757,506 share warrants).

The terms of this warrant will be five years from the date of funding received.

The exercise per share will be $0.03 for the first two years, $0.05 for the second two years, and $0.07 for the fifth year.

2.

Payment of finder’s fee and the warrant will be made not later than thirty (30) days from Company’s receipt of the funds.

3.

Finder covenants and agrees that at all times from and after the date of this Agreement, he/she will not reveal or otherwise disclose, at anytime, to any competitor of Company or any other person, firm, corporation, association or other entity, any of the confidential information or data regarding Company which Finder may have acquired in connection with the services rendered herein.  In addition, Finder covenants and agrees that, he/she will not use any confidential information and material for his/her own benefit.

4.

Any notice to be given under this Agreement shall be in writing and shall be delivered personally or mailed by registered mail and addressed to the parties at their addresses as given on the first page of this Agreement or at such other address as may from time to time be notified in writing by any of the parties.  Any such notice shall be deemed to have been given of delivered by hand on the day delivered, and if mailed, ten (10) business days following the day of posting.

5.

This Agreement may not be assigned by either party hereto except with the prior written consent of the other party hereto.

6.

This Agreement will be construed under and governed by the laws of the State of Nevada.

7.

This Agreement represents the entire agreement between the parties and supersedes any and all prior agreements and understandings, whether written or oral, between the parties.

8.

This Agreement shall be binding upon and shall enure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and permitted assigns.

IN WITNESS WHEREOF the parties hereto have duly executed this Agreement as of the day and year first above written.

Signed, Sealed and Delivered

by Company in the presence of:

AVANI INTERNATIONAL GROUP, INC.

Windy Lam

/s/Dennis Robinson

Witness

Authorized Signatory

#328-17 Fawcett Rd.

Coquitlam, BV V5K 6V2

Canada

Address

Signed, Sealed and Delivered

by Finder in the presence of:

CHIN YEN ONG

_________________________

/s/Cin Yen Ong

Witness

Finder

_________________________

Address

_________________________

Address

WARRANT AGREEMENT

THIS WARRANT AGREEMENT is dated and is effective the 13th day of  May, 2002.

BETWEEN :

AVANI INTERNATIONAL GROUP INC., a Neveda corporation with its business address at Suite 328 – 17 Fawcett Road, Coquitlam, British Columbia, Canada V3K 6V2

(hereinafter called the “Company”)

AND :

CHIN YEN ONG, whose address at No.106, Jalan 1, Taman Sri Selayang, 68100 Batu Caves, Selangor Darul Ehsan, Malaysia.

 (hereinafter called “Investor”)

WHEREAS INVESTOR and/or his nominees, will purchase 757,506 common shares of the Company.

AND WHEREAS the Company is desirous of issuing 757,506 Warrants to INVESTOR and/or his nominees, to be attached to such common shares, on the terms and conditions herein set forth:

NOW THEREFORE IT IS AGREED:

1.

The Company grants to INVESTOR and/or his nominees, the irrevocable right to purchase from time to time up a total of 757,506 Warrants; such Warrants to be converted to 757,506 fully paid and non assessable common shares of the Company.

2.

The warrants shall be exercisable by INVESTOR in whole or in part at any time on or before five years from the date hereof at an exercise price of $0.03 on or before May 13, 2004, $0.05 on or before May 13, 2006, and $0.07 on or before May 13, 2007.

3.

INVESTOR shall, no later than the close of business on the third business day before the expiry date of May 13, 2007, give written notice to the Company of his intention to exercise the Warrants in whole or in part, such notice to be accompanied by payment.  When such payment is received, the Company covenants and agrees to issue and deliver to INVESTOR and/or his nominees, share certificates registered in the name of INVESTOR and/or his nominees.  This Warrant Agreement is assignable in part or in whole.

4.

This Agreement shall enure to the benefit of and be binding upon the parties hereto and upon the successors or assigns of the Company and the executors, administrators, and legal representatives of INVESTOR.

5.

This Agreement shall be governed, construed and enforced according to the laws of the State of Nevada.

IN WITNESS WHEREOF this Agreement has been executed as of the day, month and year first above written.

Signed, Sealed and Delivered

By INVESTOR in the presence of:

CHIN YEN ONG

_____________________________

/s/Chin Yen Ong

Witness

_____________________________

Address

Signed, Sealed and Delivered

By AVANI INTERNATIONAL GROUP INC.

AVANI INTERNATIONAL GROUP INC.

 in the presence of:

Signed, Sealed and Delivered

by Company in the presence of:

AVANI INTERNATIONAL GROUP, INC.

Windy Lam

/s/Dennis Robinson

Witness

Authorized Signatory

#328-17 Fawcett Rd.

Coquitlam, BV V5K 6V2

Canada

Address